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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): March 30, 2005

               CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of March 1, 2005, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2005-3).

                                  CWABS, INC.
              -------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      333-118926                95-4596514
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
   of incorporation)                   File Number)         Identification No.)


  4500 Park Granada
Calabasas, California                                              91302
---------------------                                            ----------
(Address of principal                                            (Zip Code)
 executive offices)

       Registrant's telephone number, including area code (818) 225-3237
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  - Other Events

Item 8.01.   Other Events.

     In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2005-3 (the "Certificates"), CWABS, Inc. is filing herewith a certificate guaranty insurance policy for the Class AF-5B Certificates. The policy and exhibits are attached hereto as Exhibit 99.1.



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

Section 9  - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

        Exhibit No.   Description
        -----------   -----------
        99.1 Ambac Certificate Guaranty Insurance Policy (with Exhibits) dated March 30, 2005


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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2005-3.



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

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWABS, INC.




                                              By: /s/ Leon Daniels, Jr.
                                                  -------------------
                                              Leon Daniels, Jr.
                                              Vice President


Dated: April 6, 2005



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                                 Exhibit Index



Exhibit
-------
99.1 Ambac Certificate Guaranty Insurance Policy (with Exhibits) dated March 30, 2005



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